UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Toys “R” Us, Inc. (the “Company”) is filing as Exhibit 99.1 certain information derived from an Offering Memorandum that is being disseminated in connection with the Exchange Offers (as defined in Item 8.01 below). Such information is hereby incorporated by reference herein.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Exchange Offers of New Senior Secured Notes for Existing Senior Notes

On July 13, 2016, the Company issued a press release announcing that TRU Taj LLC (the “Issuer”), an indirect wholly-owned subsidiary of the Company, commenced private offers to exchange (the “Exchange Offers”) the Company’s outstanding 10.375% Senior Notes due 2017 (the “2017 Notes”) and 7.375% Senior Notes due 2018 (the “2018 Notes” and, together with the 2017 Notes, the “Senior Notes”) for up to $575.0 million of the Issuer’s newly issued 12.000% Senior Secured Notes due 2021 (the “New Secured Notes”) and, in the case of the 2017 Notes, up to $150.0 million in cash. The Exchange Offers are being made, and the New Secured Notes are being offered and issued, in private transactions only to holders of the Senior Notes who certify they (i) are “qualified institutional buyers” or (ii) are not “U.S. persons,” as such terms are defined under the Securities Act. The Exchange Offers are subject to various terms and conditions.

The New Secured Notes have not been registered under the Securities Act or any state securities laws. The New Secured Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This Report, including Exhibits 99.1 and 99.2, contains forward-looking statements, including statements about the Company’s beliefs and expectations. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement. These statements are subject to risks, uncertainties and other factors, as discussed further in the press release attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Disclosure regarding Toys “R” Us, Inc. and its subsidiaries in connection with the exchange offers on July 13, 2016.

99.2	Press Release of Toys “R” Us, Inc. entitled “Toys“R”Us Announces Private Exchange Offers by TRU Taj LLC for Outstanding 10.375% Senior Notes due 2017 and 7.375% Senior Notes due 2018,” dated July 13, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: July 13, 2016	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Disclosure regarding Toys “R” Us, Inc. and its subsidiaries in connection with the exchange offers on July 13, 2016.

99.2	Press Release of Toys “R” Us, Inc. entitled “Toys “R” Us Announces Private Exchange Offers by TRU Taj LLC for Outstanding 10.375% Senior Notes due 2017 and 7.375% Senior Notes due 2018, dated July 13, 2016.